SilverPepper Commodity Strategies Global Macro Fund

Advisor Class Shares (Ticker Symbol: SPCAX)

Institutional Class Shares (Ticker Symbol: SPCIX)

SilverPepper Merger Arbitrage Fund

Advisor Class Shares (Ticker Symbol: SPABX)

Institutional Class Shares (Ticker Symbol: SPAIX)

Each a series of Investment Managers Series Trust

Supplement dated November 15, 2021, to the

Prospectus dated November 1, 2021.

The “Average Annual Total Returns” table on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns for Period Ended December 31, 2020	One Year	Five Years	Since Inception October 31, 2013
Institutional Class Return Before Taxes	(5.66)%	1.15%	2.45%
Institutional Class Return After Taxes on Distributions*	(5.66)%	0.63%	1.76%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares*	(3.35)%	0.70%	1.62%
Advisor Class Return Before Taxes	(5.93)%	0.91%	2.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns shown depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class shares.

The “Average Annual Total Returns” tables under the “Prior Performance for Similar Account Managed by Galtere” section on page 33 of the Prospectus are deleted in their entirety and replaced with the following:

Average Annual Total Returns

For the Periods Ended July 31, 2014

	One Year	Five Years	Ten Years	Since Inception(1)(2)
Galtere Private Fund(1)(2)(3)(4)	(6.78)%	(1.72)%	3.40%	5.22% (2)
Bloomberg Commodity Index	1.44%	0.31%	0.18%	3.59%

Period Ended	2005	2006	2007	2008	2009	2010	2011	2012	2013	1/1/14 - 7/31/14(4)
Galtere Private Fund(1)(3)(4)	9.07%	12.90%	14.79%	(1.72)%	(0.13)%	8.59%	(10.39)%	6.67%	(9.16)%	11.53%
Bloomberg Commodity Index	21.35%	2.07%	16.23%	(35.65)%	18.91%	16.83%	(13.32)%	(1.06)%	(9.52)%	1.74%

1	Inception date is May 1, 2002.
2	Performance from the Galtere Private Fund’s inception on February 17, 1999 through April 2002 has been excluded from the table above, because during this period, the commodities-based global macro strategy comprised only 25% of the total assets of the Galtere Private Fund. Performance for the period beginning December 1, 2008 to July 31, 2014, represents a composite comprised of (1) performance of shares of the Galtere Private Fund that participated in a real estate investment opportunity available to investors in the Galtere Private Fund that will not be available to the SilverPepper Commodity Strategies Global Macro Fund, and (2) performance of shares of the Galtere Private Fund that did not participate in the real estate investment opportunity. At the time of purchase, the real estate investment comprised approximately 1.7% of the assets of the Galtere Private Fund.
3	Returns are net of all fees and expenses, including management and incentive fees. From inception through October 31, 2002 management and incentive fees were 1.5% and 20% respectively, and for the period November 1, 2002 to July 31, 2014 have been 2% and 20% respectively.
4	On July 31, 2014, the Galtere Private Fund changed part of its investment strategy, causing its track record, after this date, to no longer be considered related performance to the SilverPepper Commodity Strategies Global Macro Fund.

The “Average Annual Total Returns”, “Correlation to Benchmarks” and “Volatility (Standard Deviation)” tables under the “Prior Performance for Similar Account Managed by Chicago Capital” section on page 35 of the Prospectus are deleted in their entirety and replaced with the following:

Average Annual Total Returns

For the Periods Ended December 31, 2020

	One Year	Five Years	Ten Years	Since Inception(1)
Chicago Capital Private Fund(2)	(2.33)%	2.80%	4.47%	10.25%
S&P 500 Index	18.40%	15.22%	13.88%	8.08%

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Chicago Capital Private Fund(1)	6.58%	5.55%	5.63%	6.31%	2.11%	11.48%	5.17%	3.10%	2.34%	5.94%	(2.33)%
S&P 500 Index	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	21.83%	(4.38)%	31.49%	18.40%

1	Inception date is January 1, 1998.
2	Returns are calculated net of all fees and expenses, including management and incentive fees based on a fee structure of 0% management fee and 40% incentive fee.

The tables below compare the correlation and volatility to the S&P 500 Index for the five-year and ten-year periods ended December 31, 2020. The tables also compare the volatility (standard deviation) of the Chicago Capital Private Fund to those Index for the same periods.

Correlation to Benchmarks

S&P 500 Index
Chicago Capital Private Fund – 5 Year	0.47
Chicago Capital Private Fund – 10 Year	0.36

Volatility (Standard Deviation)

	5 Year	10 Year
Chicago Capital Private Fund (1)(2)	3.76%	2.98%
S&P 500 Index	15.26%	13.54%

Notes to the Above Correlation and Volatility Tables.

Correlation is a statistical measure of how the performance of two securities or portfolios moved in relation to each other. Correlation is measured as a correlation coefficient, which ranges between -1.0 and +1.0. Perfect positive correlation (a correlation co-efficient of +1.0) implies that as the performance of one security or portfolio moves either up or down, the performance of the other security or portfolio will move at the same time, by the same amount, and in the same direction. Perfect negative correlation means that if the performance of one security or portfolio moves in either direction, the performance of the other security or portfolio will move in the opposite direction, at the same time, by the same amount. If the correlation is 0, the movements of the securities or portfolios are said to have no correlation; they are completely independent of one another.

The volatility measures shown represent the standard deviation of monthly returns since inception. In general, the higher the standard deviation, the greater the volatility of return. If a portfolio had a mean (average return) of 10% and a standard deviation of 2%, you would expect the portfolio’s returns to fall within 8% and 12%, 68% of the time, and to fall within 6% and 14%, 95% of the time.

The S&P 500 Index is a broad-based unmanaged index representing the performance of 500 widely held common stocks.

Please file this Supplement with your records.

3